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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2003


                       Intermagnetics General Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      New York                      001-11344                 14-1537454
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   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)


      Old Niskayuna Road, P.O. Box 461,
      Latham, New York                                    12110-0461
      ---------------------------------------            -------------
      (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (518) 782-1122
                                                           --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Event

On December 17, 2003 Intermagnetics General Corporation and Invivo Corporation executed an Agreement and Plan of Merger under which Intermagnetics will commence a tender offer to acquire all of the outstanding shares of Invivo for $22 per share in cash. A copy of the press release announcing the agreement is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

           (c) The following exhibit is furnished as part of the Report on Form 8-K pursuant to Item 9.

           Exhibit 99.1 Press release of Intermagnetics and Invivo dated December 18, 2003, announcing Intermagnetics and Invivo have entered into a definitive agreement for Intermagnetics to acquire all of the outstanding shares of Invivo.


           Exhibit 99.2 Agreement and Plan of Merger among Intermagnetics General Corporation, Magic Subsidiary Corporation and Invivo Corporation, dated December 17, 2003.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Intermagnetics General Corporation


                                     By: /s/  Michael K. Burke
                                        ----------------------------------------
                                              Michael K. Burke
                                              Executive Vice President
                                              and Chief Financial Officer


Dated: December 18, 2003



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                                  EXHIBIT INDEX

Exhibit Number       Description
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Exhibit 99.1         Press release of Intermagnetics and Invivo dated December
                     18, 2003, announcing Intermagnetics and Invivo have entered into a definitive agreement for Intermagnetics to acquire all of the outstanding shares of Invivo.

Exhibit 99.2 Agreement and Plan of Merger among Intermagnetics General Corporation, Magic Subsidiary Corporation and Invivo Corporation, dated December 17, 2003.